SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 5, 2005.

FBR Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-122578	20-2028732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Nineteenth Street North, Arlington, VA	22209

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Item 8.01. Other Events.

Filing of Form T-1

     On May 6, 2005, FBR Securitization, Inc. (the “Registrant”) is filing a Form T-1 Statement of Eligibility to designate HSBC Bank USA, National Association to act as an eligible trustee under trust indentures to be qualified pursuant to Section 305 and 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.1.

Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.

Information and Exhibits

(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Richard J. Hendrix

Name: Richard J. Hendrix Title: President and Chief Operating Officer

Exhibit Index

Exhibit No.		Page

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended	[Electronic Format]